                                                                    EXHIBIT 99.1

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED*

AMENDMENT NO. 1 TO
OPERATING REPORT NO.           1
FOR THE MONTH ENDING:      4/30/2003

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT)

** This report reflects activity for all bank accounts of Leap Wireless International, Inc. - Combined. - see Exhibit B.

1.  TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                               $            -
                                                                                                       --------------
2.  LESS:      TOTAL DISBURSEMENTS PER ALL PRIOR GERERAL
               ACCOUNT REPORTS                                                                         $            -
                                                                                                       --------------

3.  BEGINNING BALANCE:                                                                                 $   99,443,990

4. RECEIPTS DURING CURRENT PERIOD:

          ACCOUNTS RECEIVABLE - PRE-FILING                                      $           -
                                                                                -------------
          ACCOUNTS RECEIVABLE - POST-FILING                                     $           -
                                                                                -------------
          GENERAL SALES                                                         $           -
                                                                                -------------
          INVESTMENT                                                            $      72,153
                                                                                -------------
          INTEREST                                                              $       7,902
                                                                                -------------
          Miscellaneous Bank Credits
                                                                                -------------
          OTHER** (SPECIFY
                                                                                -------------
                                     TOTAL RECEIPTS THIS PERIOD:                                       $       80,055
                                                                                                       --------------
5.  BALANCE:                                                                                           $   99,524,045
                                                                                                       --------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
                      Pre-petition                                                                         724,298.33
                      Post- petition                                                                         9,367.94
                                                                                                       --------------
                      (Total from Page 2)                                                                  733,666.27

7.  ENDING BALANCE **:                                                                                 $   98,790,379
                                                                                                       --------------
8.  GENERAL ACCOUNT NUMBER___________________________
DEPOSITORY NAME AND LOCATION
_____________________________________________________

         *THIS OPERATING REPORT INCLUDES INFORMATION RELATING TO THE FOLLOWING
         DEBTORS:

         Leap Wireless International, Inc.
         Backwire.com, Inc.
         Telephone Entertainment Network, Inc.
         Cricket Licensee III, Inc.
         Cricket Licensee V, Inc.
         Cricket Licensee VI, Inc.
         Cricket Licensee VII, Inc.
         Cricket Licensee VIII, Inc.
         Cricket Licensee IX, Inc.
         Cricket Licensee X, Inc.
         Cricket Licensee XI, Inc.
         Cricket Licensee XII, Inc.
         MCG PCS Licensee Corporation, Inc.
         Leap PCS Mexico, Inc.

         ** THIS BALANCE INCLUDES CASH AND CASH EQUIVALENTS, SHORT TERM INVESTMENTS AND RESTRICTRED CASH. DIFFERENCES FROM THE BALANCE SHEET ARE DUE TO TIMING ISSUES (i.e. OUTSTANDING CHECKS VS CLEARED CHECKS, DEPOSITS IN TRANSIT, ETC.).

I.A. Leap

Leap Wireless International, Inc. - Combined
Exhibit B

         THIS OPERATING REPORT INCLUDES INFORMATION RELATING TO THE FOLLOWING BANK ACCOUNTS:*

      Bank Account                        Account #
      ------------                       ----------
Wells Fargo                              4758372452
Credit Suisse Asset Mgmt.                 247005507
US Bank                                   124125099
* Includes petty cash.

Exhibit B-Leap

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED*

OPERATING REPORT NO.           1
FOR THE MONTH ENDING:      4/30/2003

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT)

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Payment Date    Payment Number                      Vendor Name                      Payment Activity
  04/10/03           145            WILSON SONSINI GOODRICH & ROSATI                     44,846.94
  04/10/03           146            CHANIN AND COMPANY LLC                                1,135.25
  04/10/03           147            UBS WARBURG LLC                                      61,277.19
  04/10/03           148            GRATSY QUINTANA MAJLIS & CIA                         56,860.85
  04/10/03           149            LATHAM & WATKINS                                    118,873.76
  04/11/03           150            KRAMER LEVIN NAFTALIS FRANKEL                       152,549.02
  04/11/03           151            MERRILL LYNCH                                         3,000.00
  04/11/03           152            DYNES, ROBERT C                                       4,500.00
  04/11/03           153            BENEFIT PRUDENTIAL SECURITIES                        50,000.00
  04/11/03           154            IRELL & MANELLA LLP                                  25,000.00
  04/11/03           156            WESTCORE SPIDG, LLC                                 112,071.75
                                                                                        ----------
                                    Pre-petition                                        630,114.76

  04/18/03           155            POORMAN DOUGLAS CORP                                    143.70
                                                                                        ----------
                                    Post-petition                                           143.70

                                                                                        ----------
                                    Total Disbursements- Apr-03                         630,258.46
                                                                                        ----------

                                    Pre-petition                                         94,183.57
                                    Post-petition                                         9,224.24
                                                                                        ----------
                                    Other Payments/ Bank Charges (see detail below)     103,407.81

                                                                                        ----------
                                    Total Disbursements                                 733,666.27
                                                                                        ==========
          Other Payments/ Bank Charges

  04/11/03                          Mayree Clark & Jeff Williams                         12,000.00
  04/11/03                          Westcore Spid                                        73,416.99
  04/10/03                          Client Analysis Service Charge                        6,766.58
  04/04/03                          Neopost Postage                                       2,000.00
                                                                                        ----------
                                    Pre-petition                                         94,183.57

  04/30/03                          Neopost Postage                                       2,000.00
                                    Account Analysis Fee                                  2,664.42
                                    Account Analysis Fee                                  4,539.94
                                    Misc. fees                                               19.88
                                                                                        ----------
                                    Post-petition                                         9,224.24

                                                                                        ----------
                                    Other Payments/ Bank Charges total                  103,407.81
                                                                                        ==========

Leap-Pymt det

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.           1
FOR THE MONTH ENDING:      4/30/2003

I. CASH RECEIPTS AND DISBURSEMENTS

D. SUMMARY SCHEDULE OF CASH**

Ending Balance Wells Fargo          $21,053,411
Credit Swiss Asset Management       $63,475,093
                                    -----------
Subtotal Cash in Bank               $84,528,504
Checks Outstanding                  $         -
                                    -----------
Available Cash                      $84,528,504

Restricted Cash*                    $14,261,874
                                    -----------

Total Cash                          $98,790,378

         * Pledged to provide for the payment of scheduled interest payments on long-term notes payable.

         ** see Exhibit B for bank account detail.

I.D. Leap

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.       1
FOR THE MONTH ENDING: 4/30/2003

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS

The reporting Debtors are also generally current on post-petition payments to creditors, lessors and other parties to executory contracts.

The Debtors have made no post-petition payments to secured creditors.

II

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

AMENDMENT NO. 1 TO
OPERATING REPORT NO.           1
FOR THE MONTH ENDING:      4/30/2003

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

                     ----------------------------------------------------------
                       ACCOUNTS PAYABLE               ACCOUNTS RECEIVABLE
                     (POST-PETITION ONLY)     Pre-Petition        Post-Petition
                     ----------------------------------------------------------
30 days or less      $      311,263.00          $      -             $      -
                     ----------------------------------------------------------
31 - 61 days                         -
                     ----------------------------------------------------------
61 - 90 days                         -
                     ----------------------------------------------------------
91 - 120 days                        -
                     ----------------------------------------------------------
Over 120 days                        -
                     ----------------------------------------------------------
TOTALS:              $      311,263.00          $      -             $      -
                     ----------------------------------------------------------

* Accounts Payable includes accounts due to be paid and Accrued Liabilities. Accrued Liabilities are presumed, for the purposes of this report, to be due in 30 days or less.



IV. Leap

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.           1
FOR THE MONTH ENDING:      4/30/2003

VI. U.S. TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

No fees paid to date.

VI

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.             1
FOR THE MONTH ENDING:        04/30/2003

V. INSURANCE COVERAGE**

                                                        Name of                      Amount of        Policy           Premium Paid
           Description                                  Carrier                      Coverage     Expiration Date        Through
------------------------------------     ----------------------------------------   ----------   ----------------    --------------
Package (including Property,             American Manufacturers Mutual Ins Co
Builders Risk, Gen Liab, Crime and       (Kemper)                                                    9/23/2003           9/23/2003
Hirec & Non-owned Auto)

   Property/Builders                                                                20,000,000
   Commercial General                                                                2,000,000
   Business Automobile                                                               1,000,000
   Crime                                                                               500,000

International                            Lumbermens Mutual Casualty Co (Kemper)      1,000,000       9/23/2003           9/23/2003

Umbrella                                 Lumbermens Mutual Casualty Co (Kemper)     30,000,000       9/23/2003           9/23/2003

Workers' Comp                            American Protection Ins Co (Kemper)                         9/23/2003           9/23/2003
                                         Each Accident                               1,000,000
                                         Each Employee                               1,000,000

Fiduciary Liab                           National Union (AIG)                        1,000,000      11/15/2003          11/15/2003

Special Risk                             National Union (AIG)                        5,000,000       9/23/2003           9/23/2003

Storage Tank Liab                        Commerce and Industry Ins                   5,000,000       2/01/2004           2/01/2004

Benefits Insurance
   Basic Life & AD&D                     Met Life                                                     Monthly             Monthly
   Supp AD&D
   Supp Life Premium
   Dependent & Group Dep Life
   Spousal Life
   Dental

   Benefit Administrative Service        Benelogic                                                    Monthly             Monthly

   Employee Assistance Program Premium   Integrated Insights                                          Monthly             Monthly

   Flexible Spending Account Admin Fee   Barney & Barney                                              Monthly             Monthly

   Medical                               CIGNA                                                        Monthly             Monthly

   Long Term Disability                  Prudential                                                   Monthly             Monthly
   New York State Disability
   Short Term Disability

   Vision                                VSP                                                          Monthly             Monthly

   Individual Life Ins                   Empire General                                               Monthly             Monthly
   Individual Life Ins                   Mony Life Insurance                                          Monthly             Monthly
   Individual Life Ins                   Transamerica                                                 Monthly             Monthly
   Supp Exec Medical                     Exec-U-Care                                                  Monthly             Monthly

** Insurance coverage applies to Leap and each of its subsidiaries.

                  LEAP WIRELESS INTERNATIONAL, INC. - COMBINED
                                  BALANCE SHEET

                            LEAP WIRELESS FINANCIALS
                           PERIOD: APR-03 CURRENCY USD
[LEAP LOGO]

--------------------------------------------------------------------------------------------------------------------------------
                                                                       LEAP COMBINED         LEAP COMBINED      LEAP COMBINED
                                                                       PRE-PETITION          PRE-PETITION*          TOTAL
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

CASH AND CASH EQUIVALENTS                                                56,905,217.86             0.00           56,905,217.86
SHORT-TERM INVESTMENTS                                                   27,647,920.46             0.00           27,647,920.46
RESTRICTED CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS                   14,261,873.93             0.00           14,261,873.93
INVENTORIES                                                                       0.00             0.00                    0.00
OTHER CURRENT ASSETS                                                     27,182,554.24             0.00           27,182,554.24
                                                                     -----------------       ----------       -----------------
      TOTAL CURRENT ASSETS                                              125,997,566.49             0.00          125,997,566.49
PROPERTY AND EQUIPMENT, NET                                               4,493,238.96             0.00            4,493,238.96
WIRELESS LICENSES, NET                                                    6,562,017.12             0.00            6,562,017.12
GOODWILL, NET                                                                     0.00             0.00                    0.00
OTHER INTANGIBLE ASSETS, NET                                                      0.00             0.00                    0.00
RESTRICTED INVESTMENTS                                                            0.00             0.00                    0.00
OTHER ASSETS                                                             94,830,938.80             0.00           94,830,938.80
                                                                     -----------------       ----------       -----------------
      TOTAL ASSETS                                                      231,883,761.37             0.00          231,883,761.37
                                                                     =================       ==========       =================
LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                  5,960,877.61       311,263.00            6,272,140.61
CURRENT PORTION OF LONG-TERM DEBT                                       615,769,908.21             0.00          615,769,908.21
OTHER CURRENT LIABILITIES                                                13,587,816.65             0.00           13,587,816.65
                                                                     -----------------       ----------       -----------------
      TOTAL CURRENT LIABILITIES                                         635,318,602.47       311,263.00          635,629,865.47
LONG-TERM DEBT                                                                    0.00             0.00                    0.00
OTHER LONG-TERM LIABILITIES                                              49,429,897.55             0.00           49,429,897.55
                                                                     -----------------       ----------       -----------------
      TOTAL LIABILITIES                                                 684,748,500.02       311,263.00          685,059,763.02
                                                                     -----------------       ----------       -----------------
STOCKHOLDER'S EQUITY (DEFICIT):

   PREFERRED STOCK
   COMMON STOCK                                                               6,250.64             0.00                6,250.64
   ADDITIONAL PAID-IN CAPITAL                                         1,156,213,778.08             0.00        1,156,213,778.08
   UNEARNED STOCK-BASED COMPENSATION                                       (474,215.05)            0.00             (474,215.05)
   ACCUMULATED DEFICIT                                               (1,607,609,034.97)            0.00       (1,607,609,034.97)
   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                         (1,315,610.12)            0.00           (1,315,610.12)
                                                                     -----------------       ----------       -----------------
      TOTAL STOCKHOLDER'S EQUITY (DEFICIT)                             (453,178,831.42)            0.00         (453,178,831.42)
                                                                     -----------------       ----------       -----------------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)              231,569,668.60       311,263.00          231,880,931.60
                                                                     =================       ==========       =================

*Present post-petition accounts payable and accounts receivable only.

Note 1: Due to timing issues and GAAP based accounting, the Balance sheet is slightly different than the cash receipts/disbursement disclosures. Differences are primarily due to timing differences associated with outstanding checks, deposits in transit, etc. which are not included in the cash analysis.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                                                  1
FOR THE MONTH ENDING:                                              4/30/2003

IX. QUESTIONNAIRE

     1 Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except, as have been authorized by the court

            No
            Yes         X     THE DEBTOR FILED IT'S "MOTION OF LEAP WIRELESS
                              INTERNATIONAL, INC. FOR AUTHORITY (A) TO PAY
                              CERTAIN PRE-PETITION WITHHOLDING TAX NUNC PRO TUNC
                              TO MAY 19, 2003, AND (B) TO PAY OTHER PRE-PETITION
                              WITHHOLDING TAXES" ON MAY 30, 2003.

     2 State what progress was made during the reporting period toward filing a Plan of Reorganization: A PLAN OF REORGANIZATION WAS FILED ON APRIL 14, 2003 AND MODIFIED PER FILINGS DATED MAY 9, 2003 AND MAY 23, 2003.

     3 Describe potential future developments which may have a significant impact on the case. RESOLUTION OF APPLICATION FOR APPOINTMENT OF EQUITY COMMITTEE

     4 Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE.

     5 Did you receive any exempt income this month, which is not set forth in the operating report?

            No                                      [X]
            Yes                                     [ ]

            I, S. Douglas Hutcheson (Name and title), declare under penalty and perjury that I have fully read and understood the foregoing debtor-in-possession non-business report and that the information contained herein is true and complete to the best of my knowledge.

            Date: 10-Jun-03                  /S/ S. Doug Hutcheson
                                            -----------------------------------
                                             Principal for debtor-in-possession

                                   LEAP - COMBINED INCOME STATEMENT

                                       LEAP WIRELESS FINANCIALS
                                      PERIOD: APR-03 CURRENCY USD

[LEAP LOGO]

                                                                           APRIL, 2003
                                                                             ACTUAL
                                                                         --------------
REVENUES
   SERVICE REVENUES                                                                0.00
   EQUIPMENT REVENUES                                                              0.00
   OTHER REVENUES                                                                  0.00
                                                                         --------------
TOTAL REVENUES                                                                     0.00

OPERATING EXPENSES
   COST OF SERVICE                                                                 0.00
   COST OF EQUIPMENT                                                               0.00
   COST OF OTHER REVENUES                                                          0.00
                                                                         --------------
TOTAL OPERATING EXPENSES                                                           0.00

                                                                         --------------
GROSS PROFIT
   SERVICE                                                                         0.00
   EQUIPMENT                                                                       0.00
   OTHER                                                                           0.00
                                                                         --------------
TOTAL GROSS PROFIT                                                                 0.00

CUSTOMER CARE                                                                      0.00

GENERAL AND ADMINISTRATIVE                                                 1,050,529.98

SALES AND MARKETING                                                                0.00

FIXED ASSET WRITE-OFFS                                                             0.00

EBITDA                                                                    (1,050,529.98)

DEPRECIATION AND AMORTIZATION                                                148,699.90
DEBT ACCRETION                                                                     0.00

                                                                         --------------

TOTAL OPERATING EXPENSE                                                    1,199,229.88
                                                                         --------------
OPERATING LOSS                                                            (1,199,229.88)

   EQUITY IN NET INCOME (LOSS)                                           (17,788,655.38)
   INTEREST INCOME                                                            87,045.28
   INTEREST EXPENSE                                                       (3,879,467.88)
   FOREIGN CURRENCY TRANSACTION GAINS (LOSSES), NET                                0.00
   GAIN (LOSS) ON SUBSIDIARIES                                                     0.00
   OTHER EXPENSES                                                            (32,749.65)
   OTHER EXPENSE - RESTRUCTURING                                            (264,000.00)
                                                                         --------------
INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS                (23,077,057.51)

   INCOME TAXES                                                                    0.00
                                                                         --------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                                 (23,077,057.51)

   EXTRAORDINARY ITEMS                                                             0.00

NET INCOME (LOSS)                                                        (23,077,057.51)

NOTE:  THIS INCOME STATEMENT REFLECTS A FULL MONTH OF ACTIVITY.

LEAP-COMBINED INCOME STATEMENT FORECAST

The Debtors' management has developed the following forecast (the "Forecast") of the results of operations for Leap Wireless International, Inc. and related companies on a combined basis for the three months ending July 31, 2003 (the "Forecast Period").

The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated results of operations. Accordingly, the Debtors do not anticipate that they will, and disclaim any obligation to, furnish updated business plans, budgets or projections to stakeholders or to include such information in documents required to be filed with the SEC or otherwise make such information publicly available (except as otherwise required in connection with debtors bankruptcy filings)

The following Forecast was not prepared with a view toward compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forecasts. The independent auditors of the Debtors have not audited, reviewed, compiled or otherwise applied procedures to the Forecast and consequently, do not express an opinion or any other form of assurance with respect to the Forecast. The forecast data was not prepared on a basis consistent with generally accepted accounting principles ("GAAP") as applied to the Debtors' historical financial statements and should not be relied upon as such.

The forecast provided herein has been prepared exclusively by the Debtors' management. These projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by management, may not be realized, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Debtors' control. The Debtors caution that no representations or warranties can be made as to their ability to achieve the projected results. Some assumptions inevitably will not materialize. Further, events and circumstances occurring subsequent to the date on which this forecast was prepared may be different from those assumed or, alternatively, may have been unanticipated, and thus the occurrence of these events may affect financial results in a material and possibly adverse manner. The forecast, therefore, may not be relied upon as a guaranty or other assurance of the actual results that will occur.

The Forecast should be read in conjunction with the assumptions, qualifications and expectations set forth in the "Business" section, "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and the Consolidated Financial Statements (including the notes and schedules thereto) in the 2002 Annual Report on Form 10-K/A of Leap Wireless International, Inc., filed with the SEC on April 16, 2003 and in Leap's Quarterly Report on Form 10-Q for the period ending March 31 , 2003, filed with the SEC on May 15, 2003. Also see the section entitled "Risk Factors" in Leap's Quarterly Report on Form 10-Q for the period ending March 31, 2003.

See next tab with forecast

                    LEAP - COMBINED INCOME STATEMENT FORECAST
                   FOR THE PERIOD MAY 1, 2003 - JULY 31, 2003

[LEAP LOGO]

                                                                LEAP COMBINED      LEAP COMBINED    LEAP COMBINED    LEAP COMBINED
                                                                PTD-FORECAST       PTD-FORECAST     PTD-FORECAST        FORECAST
                                                                   MAY-03             JUN-03           JUL-03       MAY-03 - JUL-03
                                                                -------------      --------------   -------------   ---------------
REVENUES
   SERVICE REVENUES
   EQUIPMENT REVENUES
   OTHER REVENUES                                                   52,083             52,083            52,083          156,249
                                                                ----------         ----------        ----------       ----------
TOTAL REVENUES                                                      52,083             52,083            52,083          156,249

OPERATING EXPENSES
   COST OF SERVICE
   COST OF EQUIPMENT
   COST OF OTHER REVENUES
                                                                ----------         ----------        ----------       ----------
TOTAL OPERATING EXPENSES                                                 0                  0                 0                0
                                                                ----------         ----------        ----------       ----------
GROSS PROFIT
   SERVICE                                                               0                  0                 0                0
   EQUIPMENT                                                             0                  0                 0                0
   OTHER                                                            52,083             52,083            52,083          156,249
                                                                ----------         ----------        ----------       ----------
TOTAL GROSS PROFIT                                                  52,083             52,083            52,083          156,249

CUSTOMER CARE

GENERAL AND ADMINISTRATIVE                                         671,906            671,906           671,906        2,015,717

SALES AND MARKETING                                                      0                  0                 0                0

FIXED ASSET WRITE-OFFS                                                   0                  0                 0                0

EBITDA                                                            (619,823)          (619,823)         (619,823)      (1,859,468)

DEPRECIATION AND AMORTIZATION                                      148,700            148,700           148,700          446,100
DEBT ACCRETION
                                                                ----------         ----------        ----------       ----------
TOTAL OPERATING EXPENSE                                            820,605            820,605           820,605        2,461,816

                                                                ----------         ----------        ----------       ----------
OPERATING LOSS                                                    (768,522)          (768,522)         (768,522)      (2,305,567)

   EQUITY IN NET INCOME (LOSS)
   INTEREST INCOME                                                  87,045             87,045            87,045          261,136
   INTEREST EXPENSE
   FOREIGN CURRENCY TRANSACTION GAINS (LOSSES), NET
   GAIN (LOSS) ON SUBSIDIARIES
   OTHER EXPENSES
   OTHER EXPENSE - RESTRUCTURING                                  (560,333)          (560,333)         (560,333)      (1,680,999)
                                                                ----------         ----------        ----------       ----------
INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS       (1,241,810)        (1,241,810)       (1,241,810)      (3,725,430)

   INCOME TAXES                                                          0                  0                 0                0
                                                                ----------         ----------        ----------       ----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                        (1,241,810)        (1,241,810)       (1,241,810)      (3,725,430)

   EXTRAORDINARY ITEMS                                                   0                  0                 0                0

NET INCOME (LOSS)                                               (1,241,810)        (1,241,810)       (1,241,810)      (3,725,430)

Leap Wireless International, Inc. - Combined


AMENDMENT NO. 1 TO
OPERATING REPORT NO.    1
FOR THE MONTH ENDING: 4/30/2003









     I, S. Douglas Hutcheson (Name and title), declare under penalty and perjury that I have fully read and understood the foregoing debtor-in-possession non-business report and that the information contained herein is true and complete to the best of my knowledge.



     Date:   July 2, 2003              /S/ S. Doug Hutcheson
          ______________________       __________________________________
                                       Principal for debtor-in-possession